INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

US$ MILLIONS	2020	2019
Cost	$13,233	$15,695
Accumulated amortization	(1,466)	(1,309)
Net intangible assets	$11,767	$14,386
Intangible assets are allocated to the following cash generating units:

US$ MILLIONS	2020	2019
Brazilian regulated transmission operation	$2,903	$3,885
North American rail operations	1,929	1,992
North American residential energy infrastructure operation	1,748	1,806
Peruvian toll roads	1,073	1,159
Chilean toll roads	825	814
Indian toll roads(1)	714	769
Indian telecom tower operation(2)	537	—
U.K. telecom towers operation	491	472
U.K. port operation	292	283
Brazilian electricity transmission operation	270	401
Other(3)	985	1,047
Australian export terminal(4)	—	1,758
Total	$11,767	$14,386

(1)Indian toll roads include $641 million of intangible assets at our investments in Simhapuri Expressway Limited and Rayalseema Expressway Limited and $73 million at BIF India Holdings Pte Ltd.
(2)Refer to Note 6, Acquisition of Businesses, for further details.
(3)Other intangibles are comprised of customer contracts at our Australian port operation, Western Canadian natural gas gathering and processing operation, U.S. data center operation, Colombian natural gas transmission operation, natural gas operation in India and contracted order book at our U.K. regulated distribution operation.
(4)Refer to Note 5, Disposition of Businesses, and Note 12, Investment in Associates and Joint Ventures, for further details.
Our intangible assets are evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Despite recent volatility observed in commodity and foreign exchange markets and the interruption to global supply chains as a result of the global pandemic, our intangible assets remain largely unaffected, with no impairment required during the year ended December 31, 2020, Our intangible assets represent long-term critical infrastructure supported by regulated or highly contracted revenues which help protect value over the long term.
The intangible assets at our Brazilian regulated transmission operation relate to concession arrangements with the local energy regulator, Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”). Total capacity is fully contracted under long-term “ship-or-pay” gas transportation agreements (“GTA”) and therefore, the business is exposed to no volume or price risk. Each GTA takes into account a return on regulatory asset base (“RAB”), and the tariffs are calculated on an inflation adjusted regulatory weighted average cost of capital (“WACC”) fixed for the GTA life.
The intangible assets at Brookfield Infrastructure’s North American rail operations mainly relate to customer relationships, operating network agreements and track access rights. The business provides critical first and last mile rail services which connect large Class I railroad operators to end customers. Our North American freight revenue is diversified across numerous commodities and the business largely performed in line with expectations. Customer relationships and operating network agreements as well as trackage rights, which are long-term leases, are not expected to be negatively impacted in the long term.
The intangible assets at our North American residential infrastructure operation are comprised of contractual customer relationships, customer contracts, proprietary technology and brands. The contractual customer relationships and customer contracts represent ongoing economic benefits from leasing customers and annuity-based management agreements. Proprietary technology is recognized for the development of new metering technology, which allows the business to generate revenue through its sub-metering business. Brands represent the intrinsic value customers place on the operation’s various brand names. The business generates revenues under long-term contracts with a diversified customer base across North America and is exposed to minimum volume risk. The business has continued to benefit from strong volumes and organic growth initiatives during the year ended December 31, 2020.
The terms and conditions of the Peruvian toll roads concession, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the Municipalidad Metropolitana de Lima (“MML”) and its municipal arm, Fondo Metropolitano de Inversiones. The service concession provides the operator the right to charge a tariff to vehicles which use the road network over the life of the concession in exchange for the design, construction, improvement, maintenance and operation of the road network. Tariffs are adjusted annually for the Lima Metropolitana Consumer Price Index. The concession arrangement has an expiration date of 2043 at which point the underlying concession assets will be returned to the MML.
The terms and conditions of the Chilean toll roads concession, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the Ministerio de Obras Publicas (“MOP”). The service concession provides the operator the right to charge a tariff to vehicles which use the road over the term of the concession in exchange for operating the road, including preserving the road based on a defined maintenance and construction schedule. Tariffs are adjusted annually for the Chilean Consumer Price Index, in addition to congestion charges which may be levied should specified traffic levels be reached. The concession arrangement has an expiration date of 2033, at which point the underlying concessions assets will be returned to the MOP.
The terms and conditions of the Simhapuri Expressway (“SEL”), Rayalseema Expressway (“REPL”) and Mumbai Nasik (“MNEL”) Indian toll road concessions, including tariffs that can be charged to the users and the duties to be performed by the operator, are regulated by the National Highways Authority of India (“NHAI”). The Service Concession Agreements provides the operators the right to charge a tariff to vehicles which use the road over the term of the concession in exchange for operating the road, including preserving the road based on a defined maintenance schedule. Tariffs are revised annually for the Indian Wholesale Price Index. The Concession Arrangements have expiration dates of 2041, 2040 and 2026, respectively, for SEL, REPL and MNEL, at which point the underlying concessions assets will be returned to the NHAI.
While our toll road operations have experienced reduced volumes as a result of local government imposed shutdowns during the global pandemic, we are engaged in discussions to determine if we will be compensated under the regulatory framework either through increased tariffs or extension of our concession agreement and believe that the long-term value of our concession arrangement will be not impacted. We have received positive indications that the global pandemic qualifies as an act of force majeure within our concession arrangements.
The intangible asset at Brookfield Infrastructure’s Indian telecom tower operation relates primarily to the customer contract with Reliance Jio, India’s largest cellular network operator. Reliance Jio is an anchor tenant of our tower operation under a 30-year Master Service Agreement.
The intangible asset at Brookfield Infrastructure’s U.K telecom tower operation primarily relates to customer contracts and related relationships. The contractual customer contracts and customer relationships represent ongoing economic benefits from leasing space on the existing portfolio of towers and distributed antenna systems. Intangible assets are amortized straight-line over the average remaining contractual period plus a reasonable expectation of long term renewals.
The intangible asset at Brookfield Infrastructure’s U.K. port operation relates to a conservancy right. As a right in perpetuity issued by the Statutory Harbour Authority in the U.K., the conservancy right is classified as having an indefinite life, and is subject to an annual impairment review.
The terms and conditions of the Brazilian electricity transmission concession are regulated by the Brazilian Electricity Regulatory Agency (“ANEEL”). The concession agreement grants the right to construct, maintain and operate the transmission lines, in exchange for a regulated return (“RAP”) during the concession period. Concessions are awarded for a period of 30 years and RAP is adjusted for inflation annually and updated every five years to reflect changes in third-party cost of capital.
The carrying value as at December 31, 2020, of Brookfield Infrastructure’s indefinite lived intangibles is $876 million (2019: $667 million).
The following table presents the change in the cost balance of intangible assets:

US$ MILLIONS	2020	2019
Cost at beginning of the year	$15,695	$12,515
Additions, net of disposals	102	109
Acquisitions through business combinations(1)	532	3,248
Held for sale	—	(1)
Non-cash (disposals) additions(2)	(2,118)	15
Foreign currency translation	(978)	(191)
Cost at end of year	$13,233	$15,695

(1)See Note 6, Acquisition of Businesses, for additional information.
(2)Non-cash disposals primarily relate to the partial disposition of our Australian export terminal. Refer to Note 5, Disposition of Businesses, and Note 12, Investment in Associates and Joint Ventures, for further details.
The following table presents the accumulated amortization for Brookfield Infrastructure’s intangible assets:

US$ MILLIONS	2020	2019
Accumulated amortization at beginning of year	$(1,309)	$(880)
Non-cash disposals(1)	216	—
Disposals	—	12
Amortization	(458)	(450)
Foreign currency translation	85	9
Accumulated amortization at end of year	$(1,466)	$(1,309)